UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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TIVITY HEALTH, INC.

(Name of registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! TIVITY HEALTH, INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET. For shares held in a Plan, vote by May 17, 2021 11:59 PM ET. Tivity Health, Inc. C/O Computershare Investor Services P.O. Box 43078 Providence, RI 02940 1 OF 2 322,224 148,294 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in TIVITY HEALTH, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2021 8:30 AM CDT Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/TVTY2021 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control# XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1A	Richard M. Ashworth	For
1B	Sara J. Finley	For
1C	Robert J. Greczyn, Jr.	For
1D	Beth M. Jacob	For
1E	Bradley S. Karro	For
1F	Erin L. Russell	For
1G	Anthony M. Sanfilippo	For
2.	To consider and act upon a non-binding, advisory vote to approve compensation of the named executive officers as disclosed in the Proxy Statement.	For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

NOTE: To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

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FLASHID-JOB#